ABERDEEN FUNDS

Aberdeen Focused U.S. Equity Fund
Aberdeen U.S. Small Cap Equity Fund
Aberdeen International Equity Fund
Aberdeen Global Equity Fund
Aberdeen Diversified Income Fund
Aberdeen Dynamic Allocation Fund
Aberdeen Diversified Alternatives Fund
Aberdeen Asia-Pacific (ex-Japan) Equity Fund
Aberdeen Emerging Markets Fund
Aberdeen Emerging Markets Debt Fund
Aberdeen Global Unconstrained Fixed Income Fund
Aberdeen International Small Cap Fund
Aberdeen Intermediate Municipal Income Fund (formerly, Aberdeen Tax-Free Income Fund)
Aberdeen U.S. Multi-Cap Equity Fund
Aberdeen Japanese Equities Fund
Aberdeen U.S. Mid Cap Equity Fund
Aberdeen Dynamic Dividend Fund
Aberdeen Global Infrastructure Fund
Aberdeen Short Duration High Yield Municipal Fund (formerly, Aberdeen High Yield Managed Duration Municipal Fund)
Aberdeen Income Builder Fund
Aberdeen International Real Estate Equity Fund
Aberdeen Realty Income & Growth Fund
Aberdeen Ultra Short Municipal Income Fund
(each a “Fund” and collectively the “Funds”)

Supplement dated June 13, 2019 to each Fund’s Prospectus dated February 28, 2019, as supplemented to date (the “Prospectus”)

Effective immediately, the following replaces the first paragraph in the section entitled “Distributions and Taxes — Income and Capital Gain Distributions” on page 238 of the Prospectus:

Each Fund intends to qualify each year as a regulated investment company under the Internal Revenue Code. As a regulated investment company, a Fund generally pays no federal income tax on the income and capital gains it distributes to you. Each of the Asia-Pacific (ex-Japan) Equity Fund, China Fund, Emerging Markets Fund, Focused U.S. Equity Fund, Global Equity Fund, International Equity Fund, International Real Estate Equity Fund, International Small Cap Fund, U.S. Multi-Cap Equity Fund, U.S. Small Cap Equity Fund, Japanese Equities Fund and U.S. Mid Cap Equity Fund expects to declare and distribute its net investment income, if any, to shareholders as dividends annually.  Each of the Diversified Alternatives Fund, Diversified Income Fund, Dynamic Allocation Fund, Emerging Markets Debt Fund, Global Infrastructure Fund, Global Unconstrained Fixed Income Fund, Income Builder Fund and Realty Income & Growth Fund expects to declare and distribute its net investment income, if any, to shareholders as dividends quarterly. The Dynamic Dividend Fund expects to declare and distribute its net investment income, if any, to shareholders as dividends monthly. Each of the Intermediate Municipal Income Fund, Short Duration High Yield Municipal Fund and Ultra Short Municipal Income Fund expects to declare daily and distribute its net investment income, if any, to shareholders as dividends monthly. Capital gains, if any, may be distributed at least annually. A Fund may distribute income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on a Fund. All income and capital gain distributions are automatically reinvested in shares of the applicable Fund. You may request in writing a payment in cash if the distribution is in excess of $5.

Please retain this Supplement for future reference.